UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐



If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐



Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Reduction in Base Salary of Executive Officers and Change in Bonus

As previously reported, on March 24, 2020, Capstone Turbine Corporation (the “Company”) announced its business plan in response to the COVID-19 global pandemic (the “Business Continuity Plan”). Pursuant to the Business Continuity Plan, each of Mr. Darren R. Jamison, its Chief Executive Officer, Frederick S. Hencken III, its Chief Financial Officer and Chief Accounting Officer, and James D. Crouse, its Chief Revenue Officer, voluntarily accepted reductions in their base salaries of 25%. These reductions were effective as of April 1, 2020, for a period of 90 days thereafter. On May 14, 2020, the Company announced, in its update to the Business Continuity Plan, that these reductions will be extended from June 30, 2020 to September 28, 2020.

Item 7.01Regulation FD Disclosure.

On May 14, 2020, the Company published the press release which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

As previously reported, on March 24, 2020, the Company announced that, pursuant to the Business Continuity Plan, it would furlough or reduce the pay of members of its direct workforce beginning on March 30, 2020. The Company announced on May 14, 2020 in an update to the Business Continuity Plan that it is implementing a workforce reduction of certain employees previously furloughed pursuant to the Business Continuity Plan, affecting approximately 26 employees.  Other employees will begin to return to work starting on June 1, 2020, with others scheduled to return in a staggered manner through to the end of September 2020. Additionally, most of the returning, previously-furloughed employees and 28 other top company managers have volunteered to take a 15% reduction in salary through September 28, 2020.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Capstone Turbine Corporation, dated May 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: May 14, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer